UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☒     Definitive Proxy Statement.

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☐     Soliciting Material Pursuant to §240.14a-12.

Micronet Enertec Technologies, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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MICRONET ENERTEC TECHNOLOGIES, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On November 15, 2017

You are hereby notified that the annual meeting of stockholders of Micronet Enertec Technologies, Inc. (the “Company”), will be held on the 15th day of November, 2017 at 5:00 p.m., local time, at our offices at 27 Hametzuda St., Azur, Israel 58001, for the following purposes:

1.     To elect four directors to serve until the next annual meeting of stockholders and until their respective successors shall have been duly elected and qualified;

2.     To ratify the selection of Ziv Haft, a BDO Member firm, as independent registered public accounting firm of the Company for the fiscal year ending December 31, 2017;

3.     To amend the Company’s 2014 Stock Incentive Plan to increase the number of shares of Common Stock available for issuance thereunder from 100,000 to 200,000;

4.     To amend the Company’s 2012 Stock Incentive Plan to increase the number of shares of Common Stock available for issuance thereunder from 1,000,000 to 3,000,000;

5.     To conduct an advisory vote to approve the compensation of the Company’s named executive officers; and

6.     To consider and act upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

All stockholders are cordially invited to attend the annual meeting. If your shares are registered in your name, please bring the admission ticket attached to your proxy card. If your shares are registered in the name of a broker, trust, bank or other nominee, you will need to bring a proxy or a letter from that broker, trust, bank or other nominee or your most recent brokerage account statement, that confirms that you are the beneficial owner of those shares. If you do not have either an admission ticket or proof that you own shares of the Company, you will not be admitted to the meeting. We intend to mail this proxy statement and the accompanying proxy card on or about October 6, 2017 to all stockholders of record that are entitled to vote.

The Board of Directors has fixed the close of business on October 3, 2017 as the record date for the meeting. Only stockholders on the record date are entitled to notice of and to vote at the meeting and at any adjournment or postponement thereof.

Your vote is important regardless of the number of shares you own. The Company requests that you complete, sign, date and return the enclosed proxy card without delay in the enclosed postage-paid return envelope, even if you now plan to attend the annual meeting. You may revoke your proxy at any time prior to its exercise by delivering written notice or another duly executed proxy bearing a later date to the Secretary of the Company, or by attending the annual meeting and voting in person.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on November 15, 2017:

The proxy statement, proxy card and Annual Report to stockholders for the year ended December 31, 2016 (the “Annual Report”) are also available at

http://micronet-enertec.com/IR-Annual%20general%20meeting.asp.

Stockholders may also obtain additional paper or e-mail copies of these materials at no cost by writing to
Micronet Enertec Technologies, Inc., 27 Hametzuda St., Azur, Israel 58001, attention: Secretary.

IMPORTANT: If your shares are held in the name of a brokerage firm, bank, nominee or other institution, you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares. Please contact the person responsible for your account and give instructions for a proxy to be completed for your shares.

By order of the Board of Directors,

/s/ David Lucatz
David Lucatz
Chairman, President and Chief Executive Officer

October 3, 2017

IMPORTANT: In order to secure a quorum and to avoid the expense of additional proxy solicitation, please either vote by internet or sign, date and return your proxy promptly in the enclosed envelope even if you plan to attend the meeting personally. Your cooperation is greatly appreciated.

MICRONET ENERTEC TECHNOLOGIES, INC.
27 Hametzuda St.
Azur, Israel 58001

PROXY STATEMENT

INTRODUCTION

This proxy statement and the accompanying proxy are made available by Micronet Enertec Technologies, Inc. (the “Company”), to the holders of record of the Company’s outstanding shares of Common Stock, $0.001 par value per share, (the “Common Stock”), commencing on or about October 3, 2017. The accompanying proxy is being solicited by the Board of Directors of the Company (the “Board”), for use at the annual meeting of stockholders of the Company (the “Meeting”), to be held on the 15th day of November 2017 at 5:00 p.m. local time, at our offices, 27 Hametzuda St., Azur, Israel 58001 and at any adjournment or postponement thereof. The cost of solicitation of proxies will be borne by the Company. Directors, officers and employees of the Company may also assist in the solicitation of proxies by mail, telephone, telefax, in person or otherwise, without additional compensation. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting materials to the owners of stock held in their names and the Company will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of such proxy materials.

The Board has fixed October 3, 2017 as the record date for the Meeting (the “Record Date”). Only stockholders of record on the Record Date are entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. On October 3, 2017, there were 7,706,307 shares of Common Stock issued and outstanding. Each share of Common Stock is entitled to one vote per share.

The Company’s Bylaws, as amended, provide that a quorum shall consist of the holders of at least a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy at the Meeting. If such quorum shall not be present or represented, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the Meeting, without notice other than announcement at the Meeting, until a quorum shall be present or represented. Abstentions may be specified on all proposals other than with respect to the election of directors. Abstentions will be counted as present for purposes of determining a quorum and will be counted as not voting on the proposal in question. Submitted proxies which are left blank will also be counted as present for purposes of determining a quorum, but are not counted for purposes of determining whether a proposal has been approved in matters where the proxy does not confer the authority to vote on such proposal, and thus have no effect on its outcome.

The Company’s Bylaws, as amended, provide that directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. This means that the four candidates receiving the highest number of affirmative votes at the Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

In all matters, other than the election of directors, the affirmative vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall be sufficient for the approval of the proposals in this proxy statement and any other business which may properly be brought before the Meeting or any adjournment or postponement thereof.

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All shares of Common Stock represented in person or by valid proxies received by the Company prior to the date of, or at, the Meeting, and not revoked, will be voted as specified in the proxies or voting instructions. Votes that are left blank will be voted as recommended by the Board. With regard to other matters that may properly come before the Meeting, votes will be cast at the discretion of the proxies.

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. In the event that a broker, bank, or other agent indicates on a proxy that it does not have discretionary authority to vote certain shares on a non-routine proposal, then those shares will be treated as broker non-votes. We believe that all proposals in this proxy statement are non-routine proposals, except Proposal No. 2 with respect to the ratification of the selection of the independent registered public accounting firm, which is a routine matter; therefore, your broker, bank or other agent will not be entitled to vote on any of these proposals at the Meeting without your instructions. Broker non-votes will be counted towards the quorum requirement. Other than for the purpose of establishing a quorum, as discussed above, broker non-votes will not be counted as entitled to be voted and will therefore not affect the outcome of the matters to be voted thereon.

Any stockholder who has submitted a proxy may revoke it at any time before it is voted, by written notice addressed to and received by our Secretary, by submitting a duly executed proxy bearing a later date or by electing to vote in person at the Meeting. The mere presence at the Meeting of the person appointing a proxy does not, however, revoke the appointment.

IMPORTANT: If your shares are held in the name of a brokerage firm, bank, nominee or other institution, you should provide instructions to your broker, bank, nominee or other institution on how to vote your shares. Please contact the person responsible for your account and give instructions for a proxy to be completed for your shares.

Our website address is included several times in this proxy statement as a textual reference only and the information in our website is not incorporated by reference into this proxy statement.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

At the Meeting, four directors are to be elected, which number shall constitute our entire Board, to hold office until the next annual meeting of stockholders and until their successors shall have been duly elected and qualified. Pursuant to our Bylaws, as amended, directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. This means that the four candidates receiving the highest number of affirmative votes at the Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Proxies cannot be voted for a greater number of persons than the number of nominees named or for persons other than the named nominees.

Unless otherwise specified in the proxy, it is the intention of the persons named in the enclosed form of proxy to vote the stock represented thereby for the election as directors, each of the nominees whose names and biographies appear below. All of the nominees whose names and biographies appear below are presently our directors. In the event any of the nominees should become unavailable or unable to serve as a director, it is intended that votes will be cast for a substitute nominee designated by the Board.  The Board has no reason to believe that the nominees named will be unable to serve if elected.  Each nominee has consented to being named in this proxy statement and to serve if elected.

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Principal Employment and Experience of Director Nominees

The following information is furnished with respect to the persons nominated for election as directors. All of these nominees are current members of our Board:

Name	Age	Present Principal Employer and Prior Business Experience

David Lucatz	61	Mr. Lucatz was elected to our Board and appointed as our President and Chief Executive Officer in May 2010 and as a director of Micronet Ltd. (“Micronet”), our 50.07% owned subsidiary, in September 2012. Since May 2010, Mr. Lucatz has been serving as the President of Enertec Systems 2001 Ltd., our wholly-owned subsidiary. Since 2006, he has been the Chairman of the Board, President and Chief Executive Officer of DL Capital Ltd, a boutique investment holding company based in Israel specializing in investment banking, deal structuring, business development and public/private fund raising with a strong focus in the defense and homeland security markets. From 2001 until 2006, he was part of the controlling shareholder group and served as a Deputy President and Chief Financial Officer of I.T.L. Optronics Ltd., a publicly-traded company listed on the Tel Aviv Stock Exchange engaged in the development, production and marketing of advanced electronic systems and solutions for the defense and security industries. From 1998 to 2001, he was the Chief Executive Officer of Talipalast, a leading manufacturer of plastic products. Previously, Mr. Lucatz was an executive vice president of Securitas, a public finance investments group. Mr. Lucatz holds a B.Sc. in Agriculture Economics and Management from the Hebrew University of Jerusalem and a M.Sc. in Industrial and Systems Engineering from Ohio State University.

		We believe that Mr. Lucatz’s experience over the last 25 years in management, operations, finance and business development in corporate turnaround, roll-up and M&A situations, as well as his experience in the electronics defense and homeland security sectors, make him suitable to serve as a director of the Company.

Professor Chezy Ofir*	66	Professor Ofir has served on our Board since April 2013. He was appointed as a director of Micronet in September 2012. Professor Ofir has over 20 years of experience in business consulting and corporate management. During this period, Professor Ofir has served as a member of the boards of directors of a large number of companies in various sectors. Professor Ofir has been a director and Chairman of the Financial Reporting Committee of Makhteshim Agam, a leading manufacturer and distributor of crop protection products, has served as a director and member of all board committees of I.T.L. Optronics Ltd., a publicly-traded company listed on the Tel Aviv Stock Exchange engaged in the development, production and marketing of advanced electronic systems and solutions for the defense and security industries, and as a member of the board of directors, Chairman of the Audit Committee and member of all board committees of Shufersal, the largest food and non-food retail chain in Israel. He served as a member of the Executive Export Trade and Marketing Committee of the Industry and Trade Ministry where he evaluated company programs and formulated and recommended funding to the committee. Professor Ofir has been a faculty member at the Hebrew University for more than 20 years. Professor Ofir founded an Executive MBA program for CEOs, which is the first and only program of its kind in Israel. Additionally, Professor Ofir has been the Chairman of the Marketing Department at the Hebrew University Business School for fifteen years. Professor Ofir has been invited as a lecturer or research partner to many top universities, including Stanford University, University of California Berkeley, New York University and Georgetown University. Professor Ofir’s publications have been covered in media and leading international business magazines and papers, including The Financial Times, MIT Sloan Management Review and Stanford Business. Professor Ofir holds a B.Sc. and M.Sc. in Engineering and doctorate and master’s degrees in Business Administration from Columbia University.

		We believe that Professor Ofir’s extensive experience in consulting companies on strategic processes, international business development, business and marketing strategy, establishing control systems, products and new product strategies and pricing strategy, makes him suitable to serve as a director of the Company

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Jeffrey P. Bialos*	62	Mr. Bialos has served on our Board since April 2013. Mr. Bialos has over 30 years of experience in a broad range of domestic and international legal, governmental and public policy positions. He served as Deputy Under Secretary of Defense for Industrial Affairs from January 1999 through December 2001 and in senior positions at the State and Commerce Department during the Clinton Administration and served on Defense Science Board task forces from June 1996 through June 1997. He also was appointed to the Secure Virginia Panel, Virginia’s homeland security board, by two Virginia Governors. Mr. Bialos also spent considerable time in private legal practice in Washington, D.C. with two large national law firms (currently, Sutherland, Asbill & Brennan LLP where he has been a partner since 2002 and, previously, Weil, Gotshal & Manges from January 1990 through June 1996). He has represented a wide range of domestic and foreign firms (including large multinational corporations and leading defense and aerospace firms), foreign governments, development institutions such as the European Bank for Reconstruction and Development and the International Finance Corporation, private equity funds, public-private partnerships and other entities, in a diverse range of corporate and commercial, adjudicatory, regulatory, policy and interdisciplinary matters. He has considerable experience in Europe, the Middle East and Asia. Mr. Bialos holds a J.D. from the University of Chicago Law School, a M.P.P. from the Kennedy School of Government at Harvard University and an A.B. from Cornell University. He is a member of the New York Council on Foreign Relations.

		We believe that Mr. Bialos’ broad and intimate familiarity with the aerospace, defense, information technology, space and homeland security industries and the depth and breadth of his professional experience as a practicing lawyer and former government official, make him suitable to serve as a director of the Company

Miki Balin*	47	Mr. Balin has served on our Board since April 2013. Mr. Balin has been the Chief Executive Officer and founder of Targetingedge Ltd., a subsidiary of TLVmedia Ltd since 2013. Prior to Targetingedge he founded WinBuyer in 2006 and Conversion Methods in 2004, which developed products for e-retailers. Mr. Balin has devoted much of his career to managing marketing-related ventures. Prior to establishing Conversion Methods and WinBuyer, he founded Balin, Adatto & Cohen, a leading healthcare consulting and advertising firm in Israel. He also managed a family-owned food distribution company, and served as general manager of the Rina Shinfeld Ballet Theatre, where he still serves as a director. In 2011, WinBuyer was awarded the “Best Product at eCommerce Expo” for its product Winbuyer 2.0.

		We believe that Mr. Balins’ experience as a business and marketing executive make him suitable to serve as a director of the Company.

*	The Board has determined that this director or nominee is “independent” as defined by the rules of the Securities and Exchange Commission, or SEC, and NASDAQ Stock Market, or NASDAQ rules and regulations. None of the independent directors has any relationship with us besides serving on our Board.

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Required Vote

Our Certificate of Incorporation, as amended, does not authorize cumulative voting. Our Bylaws, as amended, provide that directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. This means that the four candidates receiving the highest number of affirmative votes at the Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality. Broker non-votes will not impact the outcome of the vote on this proposal but will be counted for purposes of determining whether there is a quorum.

The Board recommends a vote FOR the election of each of the director nominees named above.

PROPOSAL NO. 2 – RATIFICATION OF THE SELECTION OF ZIV HAFT, A BDO MEMBER FIRM, AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2017.

Our audit committee of our Board (the “Audit Committee”) has selected Ziv Haft, a BDO Member Firm, as our independent registered public accounting firm (the “Independent Auditors”) for the current fiscal year, subject to ratification by our stockholders at the Meeting. We do not expect to have a representative of the Independent Auditors attending the Meeting.

Neither our by-laws, our other governing documents, nor other law requires stockholder ratification of the selection of the Independent Auditors as our independent registered public accounting firm. However, the Audit Committee is submitting the selection of the Independent Auditors to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain the Independent Auditors. Even if the selection is ratified, the Audit Committee in its discretion may decide to appoint a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

Required Vote

The affirmative vote of the holders of a majority of the votes present in person or represented by proxy is required for the ratification of the selection of the independent registered public accounting firm. Broker non-votes will not impact the outcome of the vote on this proposal but will be counted for purposes of determining whether there is a quorum.

The Board recommends a vote “FOR” the ratification of the selection of Ziv Haft, a BDO Member Firm, as independent registered public accounting firm of the Company for the fiscal year ending December 31, 2017.

PROPOSAL NO. 3 – APPROVAL OF AN AMENDMENT TO THE COMPANY’S 2014 STOCK INCENTIVE PLAN

Our 2014 Stock Incentive Plan (the “2014 Incentive Plan”) was initially adopted by the Board on November July 17, 2014 and approved by our stockholders on September 30, 2014. Under the 2014 Incentive Plan, up to 100,000 shares of our Common Stock (subject to adjustment in the event of a stock split, stock dividend, recapitalization or other similar events) are currently authorized to be issued pursuant to options awards granted thereunder, 54,225 shares of which have been issued or have been allocated to be issued as of September 30, 2017 and 45,775 shares remain available for future issuance as of September 30, 2017.

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Our ability to grant equity awards is a necessary and powerful tool for recruitment and retention of valuable directors, officers, employees, consultants and advisors. We have strived to use our equity plan resources effectively and maintain an appropriate balance between stockholder interests and the ability to attract, retain and reward directors, officers, employees, consultants and advisors who are vital to our long-term success. However, we believe there are insufficient shares remaining under our 2014 Incentive Plan to meet our current and projected needs, absent the expiration or cancellation of currently outstanding equity awards. Accordingly, on September 11, 2017, our Board unanimously approved an amendment to the 2014 Incentive Plan, subject to stockholder approval, under which the maximum number of shares of Common Stock authorized to be issued under the 2014 Incentive Plan is increased by 100,000 shares, from 100,000 shares to 200,000 shares. We are requesting stockholder approval of the amendment to the 2014 Incentive Plan with an increased aggregate share limit so that we can continue to utilize the 2014 Incentive Plan as an effective tool to attract, retain and motivate high-quality directors, officers, employees, consultants and advisors, especially in light of the increased growth of our business activities. If this proposal is approved, we intend to continue to consider and provide equity incentives to existing directors, officers, employees, consultants and advisors as well as to certain newly-hired officers, directors, employees, consultants and advisors. If this proposal is approved, we expect to have sufficient shares available under the 2014 Incentive Plan for the next 12 months. Our Board believes the ability to grant stock options and other equity awards provides us with a powerful and necessary mechanism to attract and retain directors, officers, employees and other valuable consultants and advisors, especially in light of our limited cash resources.

The full text of the amendment to the 2014 Incentive Plan is set forth in Exhibit A to this proxy statement.

Summary of the 2014 Incentive Plan

The material features of the 2014 Incentive Plan are described below. This summary does not purport to be a complete description of all of the provisions of the 2014 Incentive Plan, and is qualified in its entirety by reference to the full text of the 2014 Incentive Plan.

Purpose of the Plan

This 2014 Incentive Plan is intended to provide incentives (a) to the directors, officers and employees of the Company, by providing such directors, officers and employees with opportunities to purchase stock in the Company pursuant to Options granted thereunder (“Options”), (b) to directors, officers, employees, consultants and advisors of the Company by providing them with opportunities to receive awards of stock in the Company whether such stock awards are in the form of bonus shares, deferred stock awards, or performance share awards (“Awards”); and (c) to directors, officers, employees, consultants and advisors of the Company by providing them with opportunities to make direct purchases of restricted stock in the Company (“Restricted Stock”).

Administration of the Plan

The 2014 Incentive Plan shall be administered by the Board. The Board may appoint a Compensation Committee (the “Compensation Committee”) of two or more of its members to administer the 2014 Incentive Plan and to grant stock incentives thereunder, provided such Compensation Committee is delegated such powers in accordance with applicable law.

Subject to the terms of the 2014 Incentive Plan, the Compensation Committee shall have the authority to: (i) determine the employees, officers and directors of the Company to whom stock incentives may be granted; (ii) determine the time or times at which Options, Awards or Restricted Stock may be granted or authorizations to make direct purchases of restricted stock in the Company (“Restricted Stock Purchases”) may be made; (iii) determine the exercise price of shares subject to each Option, and the purchase price of shares subject to each Restricted Stock purchase;  (iv) determine the time or times when or what conditions must be satisfied before each Option shall become exercisable and the duration of the exercise period; (v) determine whether restrictions such as transfer restrictions, repurchase Options and “drag along” rights and rights of first refusal are to be imposed on shares subject to Options, Awards and Restricted Stock Purchases and the nature of such restrictions, if any; (vi) impose such other terms and conditions with respect to capital stock issued pursuant to Stock Rights (as hereinafter defined) not inconsistent with the terms of the 2014 Incentive Plan as it deems necessary or desirable; and (viii) interpret the 2014 Incentive Plan and prescribe and rescind rules and regulations relating to it.

The interpretation and construction by the Compensation Committee of any provisions of the 2014 Incentive Plan or of any stock incentives granted under it shall be final unless otherwise determined by the Board.  The Compensation Committee may from time to time adopt such rules and regulations for carrying out the 2014 Incentive Plan as it may deem best. No member of the Board or the Compensation Committee shall be liable for any action or determination made in good faith with respect to the 2014 Incentive Plan or any stock incentives granted under it.

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The Compensation Committee shall have authority to adopt special rules and sub-plans, and forms of agreements thereunder, for participants in foreign jurisdictions provided that those sub-plans and agreements do not contravene the provisions of the 2014 Incentive Plan.

Scope of the Plan

If the amendment is approved, the total number of shares of stock reserved and available for grant and issuance pursuant to the 2014 Incentive Plan will be 145,775. In addition, if shares of stock are subject to an award that terminates without such shares of stock being issued, then such shares of stock will again be available for grant and issuance under this plan.  Should any Option expire or be canceled prior to its exercise in full or should the number of shares of stock to be delivered upon the exercise in full of an Option be reduced for any reason, the shares of stock theretofore subject to such Option may be subject to future Options under the 2014 Incentive Plan, except where such reissuance is inconsistent with the provisions of Section 162(m) of the United States Internal Revenue Code of 1986 (the “Code”).

In the event of any merger, reorganization, consolidation, recapitalization, stock  dividend, or other change in corporate structure affecting our stock, the Compensation Committee shall make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the 2014 Incentive Plan and in the number and exercise price of shares subject to outstanding Options granted thereunder, to the end that after such event each optionee’s proportionate interest shall be maintained as immediately before the occurrence of such event. The adjustments described above will be made only to the extent consistent with continued qualification of the Option under Section 422 of the Code (in the case of an Incentive Option, as defined below) and Section 409A of the Code (in the case of grantees potentially subject to Section 409A of the Code).

Eligibility

Options, Awards and authorizations to make Restricted Stock Purchases, may be granted to any employee, officer or director (whether or not also an employee) of or consultant or advisor to the Company.  The Compensation Committee may take into consideration a recipient’s individual circumstances in determining whether to grant Options, Awards or Restricted Stock (Options, Awards and Restricted Stock are referred to collectively, as “Stock Rights”). Granting a Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify him or her from, participation in any other grant of Stock Rights. The Company intends to file a registration statement on Form S-8 relating to the 2014 Incentive Plan, the shares issuable upon exercise of Options granted thereunder and the shares underlying any other Award or Restricted Stock thereunder.

Terms and Conditions of Options

Option Duration

Subject to earlier termination as provided under the 2014 Incentive Plan, each Option shall have such duration as may be specified by the Compensation Committee and set forth in the original stock option agreement granting such Option, but not more than ten years from the date of grant, but subject in any event to extension as determined by the Compensation Committee (in compliance with applicable tax rules, if any).

Exercise of Options

Subject to certain provisions of the 2014 Incentive Plan, each Option granted under the 2014 Incentive Plan shall be exercisable as follows: (a) Vesting: Subject to provisions of the 2014 Incentive Plan with respect to Incentive Options and as set forth under the paragraph titled “Administration of the Plan” above, the Compensation Committee shall determine the time or times when or what conditions must be satisfied before each Option shall become exercisable and the duration of the exercise period. The Compensation Committee may also specify such other conditions precedent as it deems appropriate to the exercise of an Option; (b) Full Vesting of Installments: Once an installment becomes exercisable it shall remain exercisable until expiration or termination of the Option, unless otherwise specified by the Compensation Committee; (c) Partial Exercise: Each Option or installment may be exercised at any time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable, provided that the Compensation Committee may specify a certain minimum number or percentage of the shares issuable upon exercise of any Option that must be purchased upon any exercise; and (d) Acceleration of Vesting: The Compensation Committee shall have the right to accelerate the date of exercise of any installment of any Option, regardless of whether such acceleration will create adverse tax consequences to the optionee.

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Granting of Stock Rights

Stock Rights may be granted under the 2014 Incentive Plan at any time on or after September 30, 2014 and prior to September 30, 2024.  The date of grant of a Stock Right under the 2014 Incentive Plan will be the date specified by the Compensation Committee at the time it grants the Stock Right or such date that is specified in the instrument or agreement evidencing such Stock Right.

Assignability

Unless determined otherwise by the Compensation Committee, any Stock Right granted under the 2014 Incentive Plan generally is not transferable other than by will or by the laws of descent or distribution, and all rights with respect to an award granted to a participant generally will be available during a participant’s lifetime only to the participant.

Acquisitions and Change in Control

Upon the occurrence of an Acquisition (as defined in the 2014 Incentive Plan), the Compensation Committee or the Board shall (i) provide that the entity that survives the Acquisition or purchases or leases the Company’s assets in the Acquisition or any affiliate of such entity (the “Surviving Entity”) shall assume the Options granted pursuant to the 2014 Incentive Plan or substitute options to purchase securities of the Surviving Entity on an equitable basis (as further described in the 2014 Incentive Plan), (ii) upon written notice to the optionees, provide that all Options will become exercisable in full subject to the consummation of the Acquisition as of a specified time prior to the Acquisition and will terminate immediately prior to the consummation of such Acquisition or within a specified period of time after the Acquisition, and will not be exercisable after such termination, or (iii) in the event of an Acquisition under the terms of which holders of Common Stock will receive upon consummation thereof an amount of cash, securities and/or other property for each share of Common Stock surrendered pursuant to such Acquisition (the amount of cash plus the fair market value reasonably determined by the Compensation Committee of any securities and/or other property received by holders of Common Stock in exchange for each share of Common Stock shall be the “Acquisition Price”), provide that all outstanding Options shall terminate upon consummation of such Acquisition and that each optionee shall receive, in exchange for all vested shares of Common Stock under such Option on the date of the Acquisition, a payment in cash or in kind having a fair market value reasonably determined by the Compensation Committee or the board of directors of the Surviving Entity equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of such vested shares of Common Stock exceeds (B) the aggregate exercise price of such shares. If the Compensation Committee chooses under clause (iii) in the preceding sentence that all outstanding Options shall terminate upon consummation of an Acquisition and that each optionee shall receive a payment for the optionee’s vested shares, with respect to any optionee whose stock option agreement specifies that no shares are vested until the first anniversary of the commencement of the optionee’s employment, if the consummation of the Acquisition occurs prior to such first anniversary, then the number of vested shares under such Option shall be deemed to be equal to the product of (x) the number of shares of stock subject to the Option that otherwise would vest on the first anniversary and (y) the quotient obtained by dividing the number of days the optionee was employed by the Company, by 365.

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If a Change in Control Event (as defined in the 2014 Incentive Plan) occurs, and either (a) does not also constitute an Acquisition or (b) does constitute an Acquisition and clause (i) of the preceding paragraph is elected, and the optionee’s employment with the Company, the related corporation or the Surviving Entity is terminated on or prior to the six month anniversary of the date of the consummation of such Change in Control Event either by the optionee for Good Reason (as defined in the 2014 Incentive Plan), or by the Company, the related corporation or the Surviving Entity for reason(s) other than Misconduct (as defined in the 2014 Incentive Plan), then all of the Options, or the equivalent to such Options in the form of assumed or substituted options granted in the Surviving Entity, that but for such termination and such Change in Control Event would vest on or prior to the next following annual anniversary of the grant date thereafter shall become immediately exercisable in full and any repurchase provisions applicable to Common Stock issued upon exercise thereof shall lapse; provided, however, that in particular stock option agreements issued pursuant to the 2014 Incentive Plan, the Board may provide that the Options or assumed or substituted options covered by such agreement shall become immediately exercisable upon the consummation of such Change in Control Event without regard to termination of employment, and that any repurchase provisions applicable to Common Stock issued upon exercise thereof shall lapse.

Amendment, Suspensions and Termination of the Plan

The Board may amend or terminate the 2014 Incentive Plan at any time, subject to any requirement of stockholder approval required by applicable law, rule or regulation, including, without limitation, NASDAQ rules and regulations. No amendment or termination of the 2014 Incentive Plan will impair the rights of any participant without the participant’s consent, unless required by applicable law, legislation, regulation or rule.

 Material Differences between 2014 Incentive Plan and 2012 Incentive Plan

We currently maintain both the 2014 Incentive Plan and the 2012 Incentive Plan (as hereinafter defined). The 2014 Incentive Plan permits the issuance of Options, as well as stock Awards and the opportunity for directors, officers, employees, consultants and advisors of the Company by providing them with opportunities to make direct purchases of Restricted Stock. Alternatively, the 2012 Incentive Plan only permits the issuance of stock options. We intend to continue to issue awards under both the 2014 Incentive Plan and the 2012 Incentive Plan.

Federal Tax Aspects

The following summarizes the U.S. federal income tax consequences that generally will arise with respect to awards granted under the 2014 Incentive Plan. This summary is based on the tax laws in effect as of the date of this proxy statement. This summary assumes that all awards granted under the 2014 Incentive Plan are exempt from, or comply with, the rules under Section 409A of the Code related to nonqualified deferred compensation. Changes to these laws could alter the tax consequences described below. This discussion is not intended to be a complete discussion of all of the federal income tax consequences of the 2014 Incentive Plan or of all of the requirements that must be met in order to qualify for the tax treatment described herein. In addition, because tax consequences may vary, and certain exceptions to the general rules discussed herein may be applicable, depending upon the personal circumstances of individual holders of securities, each participant should consider his personal situation and consult with his own tax advisor with respect to the specific tax consequences applicable to him. No information is provided as to state tax laws.

Incentive Stock Options. A participant will not have income upon the grant of an incentive stock option (an “Incentive Option”). Also, except as described below, a participant will not have income upon exercise of an Incentive Option if the participant has been employed by the Company at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under “Nonstatutory Stock Options.” The exercise of an Incentive Option may subject the participant to the alternative minimum tax.

A participant will have income upon the sale of the stock acquired under an Incentive Option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then, if sold at a profit, all of the profit will be long-term capital gain or, if sold at a loss, all of the loss will be long-term capital loss. If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and the participant will have ordinary income equal to the difference between the exercise price and the fair market value of the underlying stock at the time the option was exercised. Depending on the circumstances of the disqualifying disposition, the participant may then be able to report any difference between the fair market value of the underlying stock at the time of exercise and the disposition price as gain or loss, as the case may be.

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Nonstatutory Stock Options. A participant will not have income upon the grant of a nonstatutory stock option. A participant will have compensation income upon the exercise of a nonstatutory stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Restricted Stock. Generally, restricted stock is not taxable to a participant at the time of grant, but instead is included in ordinary income (at its then fair market value) and subject to withholding when the restrictions lapse. A participant may elect to recognize income at the time of grant, in which case the fair market value of the Common Stock at the time of grant is included in ordinary income and subject to withholding and there is no further income recognition when the restrictions lapse.

Other Stock-Based Awards. The tax consequences associated with other stock-based awards granted under the 2014 Incentive Plan will vary depending on the specific terms of such award. Among the relevant factors are whether or not the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the award and the participant’s holding period and tax basis for the award or underlying Common Stock.

Tax Consequences to the Company. There will be no tax consequences to the Company except that the Company will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

Outstanding Equity Awards

As of December 31, 2016, no options were issued to our directors and employees under the 2014 Incentive Plan.

Required Vote

The affirmative vote of the holders of a majority of the votes present in person or represented by proxy is required for the amendment of the 2014 Incentive Plan. Broker non-votes will not impact the outcome of the vote on this proposal but will be counted for purposes of determining whether there is a quorum.

The Board recommends a vote FOR the proposal to amend the 2014 Stock Incentive Plan.

PROPOSAL NO. 4 – APPROVAL OF AN AMENDMENT TO THE COMPANY’S 2012 STOCK INCENTIVE PLAN

Our 2012 Stock Incentive Plan (the “2012 Incentive Plan”) was initially adopted by the Board on November 26, 2012 and approved by our stockholders on January 7, 2013 and subsequently amended on September 30, 2014 and October 26, 2015. Under the 2012 Incentive Plan, as amended, up to 1,000,000 shares of our Common Stock (subject to adjustment in the event of a stock split, stock dividend, recapitalization or other similar events) are currently authorized to be issued pursuant to option awards granted thereunder, 846,000 shares of which have been issued or have been allocated to be issued as of September 30, 2017 and 454,000 shares (including 300,000 expired options which has been allocated in the past) remain available for future issuance as of September 30, 2017.

Our ability to grant equity awards is a necessary and powerful tool for recruitment and retention of valuable directors, officers, employees, consultants and advisors. We have strived to use our equity plan resources effectively and maintain an appropriate balance between stockholder interests and the ability to attract, retain and reward directors, officers, employees, consultants and advisors who are vital to our long-term success. However, we believe there are insufficient shares remaining under our 2012 Incentive Plan to meet our current and projected needs, absent the expiration or cancellation of currently outstanding equity awards. Accordingly, on September 11, 2017, our Board unanimously approved an amendment to the 2012 Incentive Plan, subject to stockholder approval, under which the maximum number of shares of Common Stock authorized to be issued under the 2012 Incentive Plan is increased by 2,000,000 shares, from 1,000,000 shares to 3,000,000 shares. We are requesting stockholder approval of the amendment to the 2012 Incentive Plan with an increased aggregate share limit so that we can continue to utilize the 2012 Incentive Plan as an effective tool to attract, retain and motivate high-quality directors, officers, employees, consultants and advisors, especially in light of the increased growth of our business activities. If this proposal is approved, we intend to continue to consider and provide equity incentives to existing directors, officers, employees, consultants and advisors as well as to certain newly-hired officers, directors, employees, consultants and advisors. If this proposal is approved, we expect to have sufficient shares available under the 2012 Incentive Plan for the next 36 months . Our Board believes the ability to grant stock options and other equity awards provides us with a powerful and necessary mechanism to attract and retain directors, officers, employees and other valuable consultants and advisors, especially in light of our limited cash resources.

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The full text of the amendment to the 2012 Incentive Plan is set forth in Exhibit B to this proxy statement.

Summary of the 2012 Incentive Plan

The material features of the 2012 Incentive Plan are described below. This summary does not purport to be a complete description of all of the provisions of the 2012 Incentive Plan, and is qualified in its entirety by reference to the full text of the 2012 Incentive Plan.

Purpose of the Plan

The 2012 Incentive Plan is intended as an incentive to retain directors, officers, employees, consultants and advisors to the Company, persons of training, experience and ability, to attract new employees, directors, consultants and advisors whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company, by granting to such persons options to purchase shares of the Company’s Common Stock.

Options granted under the 2012 Incentive Plan to Israeli residents shall be granted pursuant to the Israeli Income Tax Ordinance (New Version), 1961, as amended, including the Law Amending the Income Tax Ordinance (Number 132), 2002 and any regulations, rules or orders or procedures promulgated thereunder.

Administration of the Plan

The Compensation Committee is the administrator of the 2012 Incentive Plan and shall have full power and authority to designate recipients of options, to determine the terms and conditions of respective option agreements (which need not be identical), including the vesting schedule of the options, which may be performance based, to interpret the provisions and supervise the administration of the 2012 Incentive Plan, to accelerate the right to exercise, in whole or in part, any previously granted option, to grant new options in exchange for existing options, to determine whether an award has been earned (if performance requirements must be satisfied) and to make technical amendments to the 2012 Incentive Plan.  The Compensation Committee may also amend the terms of any option theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any optionee without the optionee’s consent.

Subject to the provisions of the 2012 Incentive Plan, the Compensation Committee shall interpret the plan and all options granted thereunder, shall make such rules as it deems necessary for the proper administration of the 2012 Incentive Plan, shall make all other determinations necessary or advisable for the administration of the 2012 Incentive Plan and shall correct any defects or supply any omission or reconcile any inconsistency in the 2012 Incentive Plan or in any options granted thereunder in the manner and to the extent that the Compensation Committee deems desirable to carry into effect the 2012 Incentive Plan or any options. Subject to the provisions of the 2012 Incentive Plan, any action taken or determination made by the Compensation Committee shall be conclusive on all parties.

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Scope of the Plan

If the amendment is approved, the total number of shares of stock reserved and available for grant and issuance pursuant to the 2012 Incentive Plan will be 2,454,000 (including 300,000 expired options which has been allocated in the past), all of which can be Incentive Stock Options within the meaning of Section 422 of the Code. In addition, if shares of stock are subject to an award that terminates without such shares of stock being issued, then such shares of stock will again be available for grant and issuance under this plan.  Should any option expire or be canceled prior to its exercise in full or should the number of shares of stock to be delivered upon the exercise in full of an option be reduced for any reason, the shares of stock theretofore subject to such option may be subject to future options under the 2012 Incentive Plan, except where such reissuance is inconsistent with the provisions of Section 162(m) of the Code.

In the event of any merger, reorganization, consolidation, recapitalization, stock  dividend, or other change in corporate structure affecting the stock, the Compensation Committee shall make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the 2012 Incentive Plan and in the number and option price of shares subject to outstanding options granted thereunder, to the end that after such event each optionee’s proportionate interest shall be maintained as immediately before the occurrence of such event. The adjustments described above will be made only to the extent consistent with continued qualification of the option under Section 422 of the Code (in the case of an Incentive Stock Option) and Section 409A of the Code (in the case of grantees potentially subject to Section 409A of the Code).

Eligibility

The persons eligible for participation in the 2012 Incentive Plan as recipients of options shall include employees, officers and directors of, and, subject to their meeting the eligibility requirements to participate in an  “employee benefit plan” as defined in Rule 405 promulgated under the Securities Act of 1933, as amended, consultants and advisors to, the Company.

In selecting optionees, and in determining the number of shares to be covered by each option granted to optionees, the Compensation Committee may consider any factors it deems relevant, including without limitation, the office or position held by the optionee or the optionee’s relationship to the Company, the optionee’s degree of responsibility for and contribution to the growth and success of the Company, the optionee’s length of service, promotions and potential.  An optionee who has been granted an option hereunder may be granted an additional Option or Options, if the Compensation Committee shall so determine.

Terms and Conditions of Options

Option Price

The exercise price of each share of stock purchasable under the options shall be determined by the Compensation Committee at the time of grant, subject to the conditions set forth in the immediately following sentence.  The exercise price of each share of stock purchasable under an Incentive Stock Option shall not be less than 100% of the Fair Market Value (as defined below) of such share of stock on the trading day immediately preceding the date the Incentive Stock Option is granted; provided, however, that with respect to an optionee who, at the time such Incentive Stock Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company, the exercise price per share of stock shall be at least 110% of the Fair Market Value per share of stock on the trading day immediately preceding the date of grant. The exercise price of each share of stock purchasable under any option other than an Incentive Stock Option shall not be less than 100% of the Fair Market Value of such share of stock on the trading day immediately preceding the date the option is granted; provided, however, and notwithstanding any future amendment to the minimum exercise price of a nonqualified stock option, that if an option granted to the Company’s principal executive officer or to any of the Company’s other three most highly compensated officers (other than the principal executive officer and the principal financial officer) is intended to qualify as performance-based compensation under Section 162(m) of the Code, the exercise price of such option shall not be less than 100% of the Fair  Market  Value of such share of stock on the trading day immediately preceding the date the option is granted. The exercise price for each option shall be subject to adjustment as provided in the 2012 Incentive Plan.  In no event shall the exercise price of a share of stock be less than the minimum price permitted under the applicable rules and policies of any national securities exchange on which the shares of stock are listed.

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“Fair Market Value” means the closing  price of publicly  traded  shares of stock on the principal securities exchange, including the Nasdaq Stock Market, on which shares of stock are listed (if the shares of stock are so listed), or, if not so listed, the mean between the closing bid and asked prices of publicly traded shares of stock in the over-the-counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Compensation Committee in a manner consistent with the provisions of the Code.

Option Term

The term of each option shall be fixed by the Compensation Committee, but no Option shall be exercisable more than ten years after the date such option is granted and in the case of an Incentive Stock Option granted to an optionee who, at the time such Incentive Stock Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company, no such Incentive Stock Option shall be exercisable more than five years after the date such Incentive Stock Option is granted.

Exercisability

Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Compensation Committee at the time of grant and subject to all applicable laws and regulations.

Non-Transferability of Options

Unless determined otherwise by the Compensation Committee, awards granted under the 2012 Incentive Plan generally are not transferable other than by will or by the laws of descent or distribution, and all rights with respect to an award granted to a participant generally will be available during a participant’s lifetime only to the participant.

Change in Control

Upon the occurrence of a Change in Control (as defined in the 2012 Incentive Plan), the Compensation Committee may accelerate the vesting and exercisability of outstanding options, in whole or in part, as determined by the Compensation Committee in its sole discretion.  In its sole discretion, the Compensation Committee may also determine that, upon the occurrence of a Change in Control, each outstanding option shall terminate within a specified number of days after notice to the optionee thereunder, and each such optionee shall receive, with respect to each share of Company stock subject to such option, an amount equal to the excess of the Fair Market Value of such shares upon to such Change in Control over the exercise price per share of such option;  such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Compensation Committee shall determine in its sole discretion.

Amendment, Suspensions and Termination of the Plan

The Board may amend or terminate the 2012 Incentive Plan at any time, subject to any requirement of stockholder approval required by applicable law, rule or regulation, including, without limitation, NASDAQ rules and regulations. No amendment or termination of the 2012 Incentive Plan will impair the rights of any participant without the participant’s consent, unless required by applicable law, legislation, regulation or rule. Under Section 422(b)(2) of the Code, no Incentive Stock Option may be granted under the 2012 Incentive Plan more than ten years from the date the 2012 Incentive Plan was amended and restated or the date such amendment and restatement was approved by our stockholders, whichever is earlier.

 Material Differences between 2014 Incentive Plan and 2012 Incentive Plan

We currently maintain both the 2014 Incentive Plan and the 2012 Incentive Plan. The 2014 Incentive Plan permits the issuance of Options, as well as stock Awards and the opportunity for directors, officers, employees, consultants and advisors of the Company by providing them with opportunities to make direct purchases of Restricted Stock. Alternatively, the 2012 Incentive Plan only permits the issuance of stock options. We intend to continue to issue awards under both the 2014 Incentive Plan and the 2012 Incentive Plan.

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Federal Tax Aspects

The following summarizes the U.S. federal income tax consequences that generally will arise with respect to awards granted under the 2012 Incentive Plan. This summary is based on the tax laws in effect as of the date of this proxy statement. This summary assumes that all awards granted under the 2012 Incentive Plan are exempt from, or comply with, the rules under Section 409A of the Code related to nonqualified deferred compensation. Changes to these laws could alter the tax consequences described below. This discussion is not intended to be a complete discussion of all of the federal income tax consequences of the 2012 Incentive Plan or of all of the requirements that must be met in order to qualify for the tax treatment described herein. In addition, because tax consequences may vary, and certain exceptions to the general rules discussed herein may be applicable, depending upon the personal circumstances of individual holders of securities, each participant should consider his personal situation and consult with his own tax advisor with respect to the specific tax consequences applicable to him. No information is provided as to state tax laws.

Incentive Stock Options. A participant will not have income upon the grant of an Incentive Stock Option. Also, except as described below, a participant will not have income upon exercise of an Incentive Stock Option if the participant has been employed by the Company at all times beginning with the option grant date and ending three months before the date the participant exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under “Nonstatutory Stock Options.” The exercise of an Incentive Stock Option may subject the participant to the alternative minimum tax.

A participant will have income upon the sale of the stock acquired under an Incentive Stock Option at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the stock. If a participant sells the stock more than two years after the option was granted and more than one year after the option was exercised, then, if sold at a profit, all of the profit will be long-term capital gain or, if sold at a loss, all of the loss will be long-term capital loss. If a participant sells the stock prior to satisfying these waiting periods, then the participant will have engaged in a disqualifying disposition and the participant will have ordinary income equal to the difference between the exercise price and the fair market value of the underlying stock at the time the option was exercised. Depending on the circumstances of the disqualifying disposition, the participant may then be able to report any difference between the fair market value of the underlying stock at the time of exercise and the disposition price as gain or loss, as the case may be.

Nonstatutory Stock Options. A participant will not have income upon the grant of a nonstatutory stock option. A participant will have compensation income upon the exercise of a nonstatutory stock option equal to the value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the stock for more than one year and otherwise will be short-term.

Tax Consequences to the Company. There will be no tax consequences to the Company except that the Company will be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.

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Outstanding Equity Awards

As of December 31, 2016, 746,000 options were issued and outstanding to our directors, executive officers and employees under the 2012 Incentive Plan, as described below.

Name	Position	Dollar Value ($) (1)	Option Awards No.
David Lucatz	Chairman of the Board, Chief Executive Officer and President	$318,742	250,000
Shai Lustgarten	Former Chief Executive Officer of Micronet Ltd.	$357,137	300,000
Tali Dinar	Chief Financial Officer of Enertec Electronics Ltd.	$101,997	80,000
Zvi Avni	CEO of Enertec system	$50,999	40,000
Employees	Employees	$45,900	36,000
Jeffrey P. Bialos	Director	$25,750	10,000
Miki Balin	Director	$25,750	10,000
Chezy (Yehezkel) Ofir	Director	$25,750	10,000
Jacob Berman	Former Director	$25,750	10,000

(1)	The fair value recognized for such option awards was determined based on Black & Scholes option model as of the grant date in accordance with Accounting Standards Codification Topic 718.

Required Vote

The affirmative vote of the holders of a majority of the votes present in person or represented by proxy is required for the amendment of the 2012 Incentive Plan. Broker non-votes will not impact the outcome of the vote on this proposal but will be counted for purposes of determining whether there is a quorum.

The Board recommends a vote FOR the proposal to amend the 2012 Stock Incentive Plan.

PROPOSAL NO. 5 — Advisory Vote on the Compensation of Our Named Executive Officers (“Say-On-Pay Vote”)

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 enables our stockholders to vote and approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules.

We are asking our stockholders to provide advisory approval of the compensation of our named executive officers, as such compensation is described in this proxy statement, the tabular disclosure regarding such compensation and the accompanying narrative disclosure set forth in this proxy statement as disclosed pursuant to Item 402 of Regulation S-K. Our compensation program for our named executive officers is designed to reward high performance and innovation, to promote accountability and to ensure that executive interests are aligned with the interests of our stockholders. The following is a summary of the primary components of our named executive officer compensation. We urge our stockholders to review the Executive Compensation section in this proxy statement and related compensation tables for more information.

One component of our compensation program is base compensation or salary. We design base salaries to fall within a competitive range of the companies against which we compete for executive talent. Generally, the base salary established for an individual named executive officer reflects many inputs, including our Chief Executive Officer’s assessment of the named executive officer’s performance, the level of responsibility of the named executive officer, and competitive pay levels based on salaries paid to employees with similar roles and responsibilities at our peer group companies.

Another component of our compensation program is cash bonuses. We structure our cash bonus award program to reward named executive officers for our Company’s successful performance, and for each individual’s contribution to that performance.

A third component of our compensation program is equity awards. We grant stock options to our named executive officers in order to align their interests with the interests of our stockholders by tying the value delivered to our named executive officers to the value of our shares of Common Stock. We also believe that stock option grants to our named executive officers provide them with long-term incentives that will aid in retaining executive talent by providing opportunities to be compensated through the Company’s performance and rewarding executives for creating shareholder value over the long-term.

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The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board. Our Board believes that the information provided in this proxy statement demonstrates that our named executive officer compensation is designed to provide incentives and rewards for both our short-term and long-term performance, and is structured to motivate the Company’s named executive officers to meet our strategic objectives, thereby maximizing total return to stockholders.

Therefore, it is proposed that the following resolution be adopted at the Meeting:

“RESOLVED, to approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion set forth in this proxy statement.”

Required Vote

The affirmative vote of the holders of a majority of the votes present in person or represented by proxy is required for the approval of the compensation of our named executive officers as disclosed in this proxy statement. Broker non-votes will not impact the outcome of the vote on this proposal but will be counted for purposes of determining whether there is a quorum.

The Board recommends a vote FOR the advisory approval of the compensation of the Company’s named executive officers as described in this proxy statement.

CORPORATE GOVERNANCE

Committees and Meetings of Our Board of Directors

The Board held [four meetings] during Fiscal 2016. Throughout this period, each member of our Board who was a director in Fiscal 2016 attended or participated in at least 75% of the aggregate of the total number of meetings of our Board held during the period for which such person has served as a director, and the total number of meetings held by all committees of our Board on which each the director served during the periods such director served. Our Board has three standing committees: the Compensation Committee, the Audit Committee and the Corporate Governance/ Nominating Committee.

Compensation Committee. The members of our Compensation Committee are Professor Ofir, Mr. Bialos and Mr. Balin. Professor Ofir is the Chairman of the Compensation Committee and our board of directors has determined that all of the members of the Compensation Committee are “independent” as defined by the rules of the SEC and NASDAQ rules and regulations. The Compensation Committee operates under a written charter that is posted on our website at www.micronet-enertec.com.

The primary responsibilities of our Compensation Committee include:

●	Reviewing and recommending to our Board of the annual base compensation, the annual incentive bonus, equity compensation, employment agreements and any other benefits of our executive officers;

●	Administering our equity based plans and exercising all rights authority and functions of the Board under all of the Company’s equity compensation plans, including without limitation, the authority to interpret the terms thereof, to grant options thereunder and to make stock awards thereunder; and

●	Annually reviewing and making recommendations to our Board with respect to the compensation policy for such other officers as directed by our Board.

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The Compensation Committee meets, as often as it deems necessary, without the presence of any executive officer whose compensation it is then approving. Neither the Compensation Committee nor the Company engaged or received advice from any compensation consultant during 2016.

Our Compensation Committee held one meeting during 2016.

Audit Committee. The members of our Audit Committee are Professor Ofir, Mr. Bialos and Mr. Balin. Professor Ofir is the Chairman of the Audit Committee, and our board of directors has determined that Professor Ofir is an “Audit Committee financial expert” and that all members of the Audit Committee are “independent” as defined by the rules of the SEC and the NASDAQ rules and regulations. The Audit Committee operates under a written charter that is posted on our website at www.micronet-enertec.com.

The primary responsibilities of our Audit Committee include:

●	Appointing, compensating and retaining our registered independent public accounting firm;

●	Overseeing the work performed by any outside accounting firm;

●	Assisting the Board in fulfilling its responsibilities by reviewing: (i) the financial reports provided by us to the SEC, our stockholders or to the general public, and (ii) our internal financial and accounting controls; and

●	Recommending, establishing and monitoring procedures designed to improve the quality and reliability of the disclosure of our financial condition and results of operations.

Our Audit Committee held four meetings during 2016.

Corporate Governance/Nominating Committee. The members of our Corporate Governance/Nominating Committee are Professor Ofir, Mr. Bialos and Mr. Balin. Professor Ofir is the Chairman of the Corporate Governance/Nominating Committee and our board of directors has determined that all of the members of the Corporate Governance/Nominating Committee are “independent” as defined by NASDAQ rules and regulations. The Corporate Governance/Nominating Committee operates under a written charter that is posted on our website at www.micronet-enertec.com.

The primary responsibilities of our Corporate Governance/Nominating Committee include:

●	Assisting the Board in, among other things, effecting Board organization, membership and function including identifying qualified Board nominees; effecting the organization, membership and function of Board committees including composition and recommendation of qualified candidates; establishment of and subsequent periodic evaluation of successor planning for the chief executive officer and other executive officers; development and evaluation of criteria for Board membership such as overall qualifications, term limits, age limits and independence; and oversight of compliance with applicable corporate governance guidelines; and

●	Identifying and evaluating the qualifications of all candidates for nomination for election as directors.

Our Corporate Governance/Nominating Committee held one meeting during 2016.

Potential nominees will be identified by the Board based on the criteria, skills and qualifications determined by the Corporate Governance/Nominating Committee. In considering whether to recommend any particular candidate for inclusion in the Board’s slate of recommended director nominees, our Corporate Governance/Nominating Committee will apply criteria including the candidate’s integrity, business acumen, knowledge of our business and industry, age, experience, diligence, conflicts of interest and the ability to act in the interests of all stockholders. No particular criteria will be a prerequisite or will be assigned a specific weight, nor do we have a diversity policy.  We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will result in a well-rounded board of directors and allow the Board to fulfill its responsibilities.

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The Company has never received communications from stockholders recommending individuals to any of our independent directors. Therefore, we do not yet have a policy with regard to the consideration of any director candidates recommended by stockholders. In 2016, we did not pay a fee to any third party to identify or evaluate, or assist in identifying or evaluating, potential nominees for our Board. We have not received any recommendations from stockholders for Board nominees. All of the nominees for election at the Meeting are current members of our Board.

Board Leadership Structure. Our leadership structure includes the combined positions of Chairman of the Board, President and Chief Executive Officer. The Company believes this structure is appropriate for a company of our size and complexity because the Chairman, President and Chief Executive Officer (a) is most familiar with the Company’s business and industry, (b) possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing the Company, and is thus best positioned to develop agendas to ensure the Board’s time and attention are focused on matters which are critical to the Company, and (c) conveys a clear, cohesive message to our stockholders, employees and industry partners.

Mr. David Lucatz serves as our Chairman of the Board, President and Chief Executive Officer. In his position as Chairman of the Board, Mr. Lucatz is responsible for setting the agenda and priorities of the Board. As Chief Executive Officer, Mr. Lucatz leads our day-to-day business operations and is accountable directly to the full Board. As Chief Executive Officer, Mr. Lucatz has day-to-day responsibility together with Mrs. Moran Amran, our controller, for our management operations and for general oversight of our business and the various management teams that are responsible for our day-to-day operations. We believe that this structure provides an efficient and effective leadership model for the Company.

Because the Chairman of the Board is also the President and Chief Executive Officer, the Board has designated an independent director to serve as the lead independent director to enhance the Board’s ability to fulfill its responsibilities independently. The Board appointed Chezy (Yehezkel) Ofir as lead independent director. The lead independent director serves as the liaison between the Chairman and the independent directors.

We believe that the combined role of Chairman and Chief Executive Officer, together with an empowered lead independent director, is the optimal Board structure to provide independent oversight and hold management accountable while ensuring that our Company’s strategic plans are pursued to optimize long-term shareholder value.

Risk Oversight. The Board, including the Audit Committee and Compensation Committee, periodically reviews and assesses the significant risks to the Company. Our management is responsible for the Company’s risk management process and the day-to-day supervision and mitigation of risks. These risks include strategic, operational, competitive, financial, legal and regulatory risks. Our Board leadership structure, together with the frequent interaction between our directors and management, assists in this effort. Communication between our Board and management regarding long-term strategic planning and short-term operational practices include matters of material risk inherent in our business.

The Board plays an active role, as a whole and at the committee level in overseeing management of the Company’s risks. Each of our Board committees is focused on specific risks within their areas of responsibility, but the Board believes that the overall enterprise risk management process is more properly overseen by all of the members of the Board. The Audit Committee is responsible for overseeing the management of financial and accounting risks. The Compensation Committee is responsible for overseeing the management of risks relating to executive compensation plans and arrangements. While each committee is responsible for the evaluation and management of such risks, the entire Board is regularly informed through committee reports. The Board incorporates the insight provided by these reports into its overall risk management analysis.

The Board administers its risk oversight responsibilities through the Chief Executive Officer and the Chief Financial Officer, who, together with management representatives of the relevant functional areas review and assess the operations of the Company as well as operating management’s identification, assessment and mitigation of the material risks affecting our operations.

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Communicating with our BOARD Of Directors

Our Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate.  Professor Ofir, one of our independent directors and the Chairman of our Audit Committee, with the assistance of our outside counsel, is primarily responsible for monitoring communications from our stockholders and for providing copies or summaries to the other directors as he considers appropriate. Communications are forwarded to all directors if they relate to substantive matters and include suggestions or comments that Professor Ofir considers to be important for the directors to know.  In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.

Stockholders who wish to send communications on any topic to our Board should address such communications to: Micronet Enertec Technologies, Inc., c/o Moran Amran, Controller at the address on the first page of this proxy statement.

Attendance at SPECIAL AND ANNUAL Stockholder Meetings

We encourage our directors to attend our special and annual stockholders meetings. Mr. David Lucatz, our Chairman of the Board, President and Chief Executive Officer attended our last annual stockholder meeting

EXECUTIVE COMPENSATION

The following information is furnished for the years ended December 31, 2016 and December 31, 2015 for our named executive officers. Our named executive officers for fiscal 2016 are those two individuals listed in the “Summary Compensation Table” below.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary (1)	Bonus (2)	Option Awards (3)	All Other Compensation (4)	Total
David Lucatz (5)	2016	$378,711	$-	88,539	$7,937	$475,188
Chief Executive Officer and President	2015	$376,272	$-	$106,247	$7,512	$490,031

Tali Dinar	2016	$173,803	$-	$28,333	$24,449	$226,584
Chief Financial Officer of Enertec Electronics Ltd. and former Interim Chief Financial Officer of Micronet Ltd.	2015	$160,081	$9,302	$33,999	$20,291	$226,673

(1)	Salary paid partly in New Israeli Shekels (“NIS”) and partly in U.S. dollars. The amounts are converted according to the average foreign exchange rate U.S. dollar/NIS for 2016 and 2015, respectively.
(2)	Represents discretionary bonus in connection with the performance and achievements of the Company.
(3)

The fair value recognized for such option awards was determined as of the grant date in accordance with Accounting for Standard Codification (“ASC”) Topic 718. Assumptions used in the calculations for these amounts are included in Note 13 to our consolidated financial statements for the year ended December 31, 2016.

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(4)	Includes the following: pay-out of unused vacation days, personal use of company car (including tax gross-up), personal use of company cell phone, contributions to manager’s insurance (retirement and severance components), contributions to advanced study fund, recreational allowance, premiums for disability insurance and contributions to pension plan. In addition, Ms. Dinar is entitled to receive director compensation from Micronet as a member of the board of directors of Micronet, pursuant to the Israeli Companies Law regulations (compensation and expenses reimbursement for independent directors). Ms. Dinar’s compensation and expenses reimbursement for serving as a director of Micronet amounted to a total of $4,000 and $3,300 for the period ended December 31, 2016 and 2015 respectively.

(5)	In November 2012, entities controlled by Mr. Lucatz reached agreements with each of Micronet and the Company, for the provision of management and consulting services to Micronet and the Company, respectively. On November 7, 2012, the board of directors and the Audit Committee of the board of directors of Micronet approved the entry into a management and consulting services agreement with DLC, pursuant to which, effective November 1, 2012 Mr. Lucatz agreed to devote 60% of his time to Micronet matters for the three year term of the agreement and Micronet agreed to pay the entities controlled by Mr. Lucatz management fees of NIS 65,000 (approximately $18,172) on a monthly basis, and cover other monthly expenses. Such agreement was further subject to the approval of Micronet’s stockholders, which was obtained at a special meeting held on January 30, 2013 for that purpose and went into effect following its execution on February 8, 2013. The management and consulting agreement between DLC and Micronet was extended on November 1, 2015 for three years on the same terms and conditions. The management and consulting agreement was approved by Micronet’s Board of Directors on October 11, 2015 and approved by Micronet’s shareholders on November 16, 2015. On November 26, 2012, DLC entered into a 36-month management and consulting services agreement with the Company, effective November 1, 2012, which provides that we (via any of our directly or indirectly fully owned subsidiaries) will pay the entities controlled by Mr. Lucatz: (1) management fees of $13,333 on a monthly basis, and cover other monthly expenses, (2) an annual bonus of 3% of the amount by which the annual earnings before interest, tax, depreciation and amortization, or EBITDA, for such year exceeds the average annual EBITDA for 2011 and 2010, and (3) a one-time bonus of 0.5% of the purchase price of any acquisition or capital raising transaction, excluding only a specified 2013 public equity offering, completed by us during the term of the agreement. According to the agreement, the management and consulting services agreement between DLC and the Company automatically renewed for a successive one year term on the same terms and conditions.

Outstanding Equity Awards

During 2016, no options were issued to our directors, officers and employees under our 2012 Incentive Plan or our 2014 Incentive Plan. The following table presents the outstanding equity awards held as of December 31, 2016, by our named executive officers:

	Option Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options unexercisable	Option exercise price ($)	Option expiration date
David Lucatz	250,000	-	4.30	11/11/2024
Tali Dinar	80,000	-	4.30	11/11/2024

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Employment Agreements

None of our employees is subject to a collective bargaining agreement.

On August 12, 2013, Ms. Dinar entered into an employment agreement with the Company, pursuant to which, Ms. Dinar (1) will receive monthly compensation, comprising base salary and customary Israeli pension and social benefits, of approximately 45,000 NIS (approximately $14,000), (2) shall be entitled to a monthly automobile and telephone allowance of approximately 13,000 NIS (approximately $3,600); and (3) shall be entitled to receive bonuses and stock options as shall be determined by the board of directors in consultation with the our Chief Executive Officer. Ms. Dinar may be deemed an at-will employee, as this employment agreement is not limited to certain duration. The agreement is terminable by either party by providing the other party with 90 days prior written notice. Upon termination, Ms. Dinar will be entitled to her base salary through the date of termination and to all amounts deposited in her favor in pension funds, including payments made for severance unless such rights are denied as a matter of applicable law. However, if Ms. Dinar is terminated due to her committing a crime bearing moral turpitude or for causing the Company substantial harm resulting from a material breach of her duties to the Company, Ms. Dinar will not be entitled to receive any prior written notice, and severance may be denied. The agreement also contains customary confidentiality, non-competition and non-solicitation provisions. On August 1, 2016, Ms. Dinar’s monthly compensation, consisting of her base salary and customary Israeli pension and social benefits, was increased to approximately 52,000 NIS (approximately $14,500).

On November 7, 2012, Ms. Dinar entered into an employment agreement with Micronet whereby she devoted 80% of her time to Micronet. On May 14, 2015, Ms. Dinar was appointed by the board of directors of Micronet as the Chief Financial Officer of Micronet, effective immediately and terminated her position as Chief Financial Officer of Micronet Enertec Technologies, Inc. On January 12, 2016, Ms. Dinar resigned from her position as Micronet’s Chief Financial Officer. Commencing on January 12, 2016, Ms. Dinar was appointed as Chief Financial Officer of Enertec Electronics, Ltd.

Securities Authorized For Issuance Under Equity Compensation Plans as of December 31, 2016

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	746,000	4.30	254,000
Equity compensation plans not approved by security holders	-	-	-
Total	746,000	4.30	254,000

Pursuant to our 2012 Incentive Plan, as amended, our board of directors is authorized to award stock options to purchase shares of Common Stock to our officers, directors, employees and certain others, up to a total of 1,000,000 shares of Common Stock, subject to adjustment in the event of a stock split, stock dividend, recapitalization or similar capital change and subject to increase to 3,000,000 shares if Proposal No. 4 is approved.

Pursuant to our 2014 Incentive Plan, our board of directors is authorized to issue stock options, restricted stock and other awards to officers, directors, employees, consultants and other service providers in an amount up to a total of 100,000 shares of Common Stock and subject to an increase to 200,000 shares if Proposal No. 3 is approved.

As of December 31, 2016, 52,525 stock options remain available for future awards under the 2014 Incentive Plan and 254,000 shares remain available for future awards under the 2012 Incentive Plan.

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Compensation of Directors

Director Compensation Table for Fiscal 2016

The following table provides information regarding compensation earned by, awarded or paid to each person for serving as a director who is not an executive officer during Fiscal 2016:

Director Compensation

Name (1)		Fees earned ($)(4)	Option Awards ($)(2)(3)	Total ($)
Chezy (Yehezkel) Ofir	2016	$14,000	$4,272	$18,272
Jeffrey P. Bialos	2016	$15,600	$4,272	$19,872
Jacob Berman (5)	2016	$14,000	$4,272	$18,272
Miki Balin	2016	$14,000	$4,272	$18,272

(1)	Mr. Lucatz, who serves as our Chairman, Chief Executive Officer and President, is not included in this table because he receives no compensation for his services as a director. The compensation received by Mr. Lucatz is as shown above in the Summary Compensation Table.

(2)	The fair value recognized for such option awards was determined as of the grant date in accordance with ASC Topic 718. Assumptions used in the calculations for these amounts are included in Note 13 to our consolidated financial statements for the year ended December 31, 2016.

(3)	As of December 31, 2016, each of the directors listed in the table above held options to purchase 10,000 shares of Common Stock at an exercise price of $4.30 per share, 5,000 of which were granted on April 29, 2013 and 5,000 of which were granted on November 11, 2014. Such options vest within three years following the date of grant.

(4)	During 2016, our directors received compensation for serving on our board in the amount of $57,600. Independent directors received $12,000 plus applicable taxes for each year of service as directors. Independent directors receive $250 (or $100 if the director participates via telephone or video conference for each meeting in excess of three meetings in any month and reimbursement of expenses

(5)	Mr. Berman did not stand for reelection at the Company’s 2016 Annual Stockholders Meeting held on October 18, 2016.

Our independent directors who serve on our Board and any committees thereof received payment for participation at meetings of the Board and committees. Independent directors receive $12,000 plus applicable taxes for each year of service as a director. In addition, independent directors receive $250 (or $100 if the director participates via telephone or video conference) for each meeting in excess of three meetings in any month.

Other than as described above, we have no present formal plan for compensating our directors for their service in their capacity as directors. Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors. The board of directors may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director. Other than indicated above, no director received and/or accrued any compensation for his or her services as a director, including committee participation and/or special assignments during 2016.

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Directors, Executive Officers and Corporate Governance.

The members of our Board and our executive officers, together with their respective ages and certain biographical information are set forth below. Mr. Lucatz receives no compensation for his services as a board member but is entitled to management services fees paid to a company under his control. Directors hold office until the next annual meeting of our stockholders and until their successors have been duly elected and qualified. Our executive officers are elected by and serve at the designation and appointment of the board of directors.

Name	Age	Position
David Lucatz	60	Chairman of the Board, Chief Executive Officer and President
Tali Dinar	45	Chief Financial Officer of Enertec Electronics Ltd.
Chezy (Yehezkel) Ofir (1)(2)(3)	65	Director
Jeffrey P. Bialos (1)(2)(3)	61	Director
Miki Balin (1)(2)(3)	46	Director

(1)	A member of the Audit Committee.

(2)	A member of the Compensation Committee.

(3)	A member of the Corporate Governance/Nominating Committee.

The following is a summary of the business experience of each of our executive officers, other than Mr. Lucatz, whose experience is summarized above.

Tali Dinar. Ms. Dinar currently serves as interim Chief Executive Officer of Micronet Ltd. and Enertec’s Chief Financial Officer. Ms. Dinar  served as our Chief Financial Officer from  May 2010 until May 13, 2015, Chief Financial Officer of Enertec since November 2009 and the Chief Financial Officer of Micronet since May 2015. Since October 2009, Ms. Dinar has served as vice president, finance of DLC, where she serves as key advisor to the company’s management and is responsible for implementing internal controls driving major strategic financial issues. From 2007 until 2009, she served as chief controller of the Global Consortium on Security Transformation, a global homeland security organization. From 2002 until 2007, she was the chief controller of I.T.L. Optronics Ltd.  Ms. Dinar holds a B.A. in Accounting and Business Management from The College of Management Academic Studies and earned her CPA certificate in 1999.

There are no family relationships between any of the director nominees or executive officers named in this proxy statement.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of our Common Stock, to file reports regarding ownership of, and transactions in, our securities with the SEC and to provide us with copies of those filings. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during 2016, all filing requirements applicable to our officers, directors and ten percent beneficial owners were complied with.

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Report of the Audit Committee

In the course of our oversight of the Company’s financial reporting process, we have: (1) reviewed and discussed with management the audited financial statements for Fiscal 2016; (2) discussed with the Independent Auditors the matters required to be discussed by Public Accounting Oversight Board Auditing Standard No. 1301, Communications with Audit Committees; (3) received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the standards of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence; (4) discussed with the independent registered public accounting firm its independence; and (5) considered whether the provision of non-audit services by the independent registered public accounting firm is compatible with maintaining its independence and concluded that it is compatible at this time.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, for filing with the SEC.

By the Audit Committee of the Board of Directors of Micronet Enertec Technologies, Inc.
Professor Chezy (Yehzkel) Ofir, Chairman Jefferey P. Bialos
Miki Balin

INFORMATION CONCERNING OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Independent Auditors have performed the audit of our financial statements since inception. We do not expect to have a representative of the Independent Auditors attending the Meeting. The following table summarizes the fees the Independent Auditors billed for the last two fiscal years. The fees billed by BDO Ziv Haft, our independent registered public accounting firm, for professional services provided to the Company for each of the last two fiscal years were as follows:

	Year ended on December 31,	Year ended on December 31,
	2016	2015

Audit Fees	$100,000	$100,000

Audit-Related Fees	6,500	$-

Tax Fees	$25,500	$36,300

All Other Fees	-	-
Total Fees	$132,000	$136,300

Audit Fees

Audit fees are for audit services for each of the years shown in this table, review of our quarterly financial results submitted on Form 10-Q, and performance of local statutory audits.

Audit-Related Fees

Audit-related fees relate to assurance and associated services that traditionally are performed by the independent auditor, due diligence services and other services.

Tax Fees

Tax fees are for professional services rendered by our auditors for tax advice on actual or contemplated transactions, audit of tax return and incentives from the Israel Innovation Authority, previously the Israeli Office of the Chief Scientist of the Ministry of Economy.

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Audit Committee Pre-Approval Policies and Procedures

Currently, the audit committee acts with respect to audit policy, choice of auditors, and approval of out of the ordinary financial transactions. The audit committee pre-approves all services provided by our independent registered public accounting firm. All of the above services and fees were reviewed and approved by the audit committee before the services were rendered.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our policy is to enter into transactions with related parties on terms that are on the whole no less favorable to us than those that would be available from unaffiliated parties at arm’s length. Based on our experience in the business sectors in which we operate and the terms of our transactions with unaffiliated third parties, we believe that all of the transactions described below met this policy standard at the time they occurred.

As described above, Micronet and the Company have executed a management and consulting services agreement with entities controlled by Mr. Lucatz.

On December 30, 2015, we entered into a loan agreement with the Meydan Family Trust No 3 (“Meydan”) pursuant to which Meydan agreed to loan us $750,000 on certain terms and conditions. The proceeds of the Meydan loan have been used by us for working capital and general corporate purposes. The Meydan loan bears interest at the rate of Libor plus 8% per annum

Except as described above, no director, executive officer, principal stockholder holding at least 5% of our Common Stock, or any family member thereof, had or will have any material interest, direct or indirect, in any transaction, or proposed transaction, during 2016 or 2015 in which the amount involved in the transaction exceeded or exceeds $120,000 or one percent of the average of our total assets at the year-end for the last two completed fiscal years.

STOCKHOLDER PROPOSALS

We intend to mail this proxy statement, the accompanying proxy card and the 2016 annual report on or about October 6, 2017 to all stockholders of record that are entitled to vote. Stockholders who wish to submit proposals for inclusion in our proxy statement and form of proxy relating to our next annual meeting of stockholders must advise our Secretary of such proposals in writing by June 8, 2018.

Stockholders who wish to present a proposal at our next annual meeting of stockholders without inclusion of such proposal in our proxy materials must advise our Secretary of such proposals in writing by July 18, 2018.

If we do not receive notice of a stockholder proposal within this timeframe, our management will use its discretionary authority to vote the shares they represent, as the Board may recommend.  We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these requirements.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of October 3, 2017, with respect to the beneficial ownership of the outstanding Common Stock held by (1) each person known by us to be the beneficial owner of more than 5% of our Common Stock; (2) our current directors; (3) each of our named executive officers; and (4) our executive officers and current director as a group. Unless otherwise indicated, the persons named in the table below have sole voting and investment power with respect to the number of shares indicated as beneficially owned by them. Unless otherwise indicated, the address for each of the below persons is c/o Micronet Enertec Technologies, Inc., 27 Hametzuda St., Azur 58001 Israel.

Name	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned(1)
5% Stockholders
D.L. Capital Ltd.(2)	2,597,200	33.7%
UTA Capital LLC(3)	726,746	9.4%
Meydan(4)	600,000	7.8%
Directors and Named Executive Officers
Miki Balin(5)	10,000	0.1%
Jeffrey P. Bialos (6)	27,424	0.4%
Tali Dinar(7)	80,000	1.0%
David Lucatz(2)	2,847,200	36.9%
Chezy (Yehezkel) Ofir(8)	10,000	0.1%
Directors and Executive Officers as a group (5 persons)	2,974,624	38.6%

(1)	Applicable percentage ownership is based on 7,706,307 shares of Common Stock outstanding as of October 3, 2017, together with securities exercisable or convertible into shares of Common Stock within 60 days of October 3, 2017 or each stockholder. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of Common Stock that are currently exercisable or exercisable within 60 days of October 3, 2017 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2)	Mr. Lucatz, by virtue of being the controlling shareholder of DLC as well as the Chief Executive Officer and Chairman of the board of directors of DLC, may be deemed to beneficially own the 2,597,200 shares of our Common Stock held by DLC.

(3)

According to information contained in Schedule 13G/A filed jointly on February 18, 2014 with the SEC and a Form 4 filed jointly on November 12, 2014 with the SEC by (1) UTA Capital LLC; (2) the members or beneficial owners of membership interests in UTA, which include (a) YZT Management LLC, a New Jersey limited liability company and the managing member of UTA, and (b) Alleghany Capital Corporation, a Delaware corporation and a member of UTA; (3) Alleghany Corporation, a publicly-traded Delaware corporation of which Alleghany Capital Corporation is a wholly-owned subsidiary; and (iv) Udi Toledano, the managing member of YZT Management LLC. Based on those filings and information subsequently available to us, as of March 31, 2017, UTA held sole voting and dispositive power with respect to such shares. YZT Management LLC, Alleghany Capital Corporation, Alleghany Corporation, and Udi Toledano have shared voting and dispositive power with respect to such shares by virtue of their relationships with UTA. UTA’s principal business address is 100 Executive Drive, Suite 330, West Orange, New Jersey.

(4)	According to information contained in a Schedule 13G/A filed on May 9, 2013 with the SEC. Based on this filing and information subsequently available to us, as of April 14, 2016, Meydan held sole voting and dispositive power with respect to such shares. Meydan’s principal business address is 38A Lansell Road, Toorak, Australia VIC 3142.

(5)	Includes 10,000 shares of common stock issuable upon the exercise of stock options beneficially owned by Mr. Balin.
(6)	Includes 10,000 of Common Stock issuable upon the exercise of stock options owned by Mr. Bialos and 17,424 shares of Common Stock.

(7)	Includes 80,000 shares of common stock issuable upon the exercise of stock options beneficially owned by Ms. Dinar.

(8)	Includes 10,000 shares of common stock issuable upon the exercise of stock options beneficially owned by Professor Ofir.

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HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement or annual report may have been sent to multiple stockholders in your household.  We will promptly deliver a separate copy of either document to you if you call or write us at the address shown on the first page of this proxy statement. If you want to receive separate copies of the annual report and any proxy statement in the future or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holders, or you may contact us at the address shown on the first page of this proxy statement or by phone at +-972-3-5335126.

OTHER MATTERS

As of the date of this proxy statement, our management knows of no matter not specifically described above as to any action which is expected to be taken at the Meeting. The persons named in the enclosed proxy, or their substitutes, will vote the proxies, insofar as the same are not limited to the contrary, in their best judgment, with regard to such other matters and the transaction of such other business as may properly be brought at the Meeting.

IF YOU HAVE NOT VOTED BY INTERNET, PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE.  A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

By Order of the Board of Directors

/s/ David Lucatz
David Lucatz
Chairman, President and Chief Executive Officer

Tel Aviv, Israel
October 3, 2017

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Exhibit A

MICRONET ENERTEC TECHNOLOGIES, INC.

FIRST AMENDMENT TO

2014 Stock Incentive Plan

WHEREAS, Micronet Enertec Technologies, Inc. (the “Company”) maintains the 2014 Stock Incentive Plan (the “Incentive Plan”);

WHEREAS, the Board of Directors (the “Board”) and the Compensation Committee of the Board has determined that it is in the best interests of the Company to amend the Incentive Plan to increase the maximum number of shares of the Company’s common stock authorized to be issued under the Incentive Plan by 100,000, from 100,000 to 200,000; and

WHEREAS, pursuant to Section 15 of the Incentive Plan, an amendment that materially increases the aggregate number of shares that may be issued under the Incentive Plan generally must be approved by a majority of votes cast by the stockholders of the Company in accordance with applicable stock exchange rules.

NOW, THEREFORE, effective as of the date of approval by a majority of votes cast by the stockholders of the Company in accordance with applicable stock exchange rules, the Incentive Plan is hereby amended in the following particulars:

1.	Section 4 of the Incentive Plan is deleted in its entirety and replaced with the following:

The stock subject to Stock Rights shall be the authorized but unissued shares of Common Stock of the Company (the “Common Stock”), or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares of Common Stock which may be issued pursuant to this Plan is 200,000 subject to adjustment as provided in paragraph 13 or amendment as provided in Section 15. Any such shares may be issued pursuant to the exercise of Stock Rights, so long as the aggregate number of shares so issued does not exceed the number of such shares authorized under this paragraph 4.

2.	In all other respects the Incentive Plan shall remain unchanged and in full force and effect.

A-1

Exhibit B

MICRONET ENERTEC TECHNOLOGIES, INC.

THIRD AMENDMENT TO

2012 Stock Incentive Plan

WHEREAS, Micronet Enertec Technologies, Inc. (the “Company”) maintains the 2012 Stock Incentive Plan (the “Incentive Plan”);

WHEREAS, the Board of Directors (the “Board”) and the Compensation Committee of the Board has determined that it is in the best interests of the Company to amend the Incentive Plan to increase the maximum number of shares of the Company’s common stock authorized to be issued under the Incentive Plan by 2,000,000, from 1,000,000 to 3,000,000; and

WHEREAS, pursuant to Section 14 of the Incentive Plan, an amendment that materially increases the aggregate number of shares that may be issued under the Incentive Plan generally must be approved by a majority of votes cast by the stockholders of the Company in accordance with applicable stock exchange rules.

NOW, THEREFORE, effective as of the date of approval by a majority of votes cast by the stockholders of the Company in accordance with applicable stock exchange rules, the Incentive Plan is hereby amended in the following particulars:

1.	Section 3.1 of the Incentive Plan is deleted in its entirety and replaced with the following:

3.1 Subject to the terms of Section 3.3 hereof, the total number of shares of Stock reserved and available for grant and issuance pursuant to this Plan will be 3,000,000, all of which can be Incentive Options. In addition, if shares of Stock are subject to an Award that terminates without such shares of Stock being issued, then such shares of Stock will again be available for grant and issuance under this Plan. Should any Option expire or be canceled prior to its exercise in full or should the number of shares of Stock to be delivered upon the exercise in full of an Option be reduced for any reason, the shares of Stock theretofore subject to such Option may be subject to future Options under the Plan, except where such reissuance is inconsistent with the provisions of Section 162(m) of the Code.

2.	In all other respects the Incentive Plan shall remain unchanged and in full force and effect.

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